MFS(R) INTERNATIONAL STRATEGIC VALUE FUND

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Manager section of the prospectus is hereby restated as follows:

         Barnaby Wiener, a Senior Vice President of MFS, is the portfolio manager of the fund. Mr. Wiener has been employed in the investment management area of MFS since 1998 and has been the fund's portfolio manager since May 1, 2003.

                   The date of this Supplement is May 1, 2003.